Exhibit 10.9
                                                                     Translation


 Related Transaction Agreement by and between Shenzen BAK Battery Co., Ltd. and
               Jilin Provincial Huaruan Technology Company Limited

                           Patent Assignment Agreement
Name of the patent:

1.   Manufacture   method  for  gel   electrolyte   membranous   stacked  Li-ion
     battery:
     Application number: 01108824.9             Date: 29 March 2002
2.   Li-ion polymer battery spraying material and production method.
     Application number: 02109176.5             Date: 7 February 2002
3. A type of lithium battery cell cover with explosion-proof membrane and its manufacturing method.
     Application number: 01123958.1             Date: 8 August 2001
4.   Lithium battery cell rectangular shell and its manufacturing method
     Application number: 01109135.5             Date: 9 March 2001
5. A type of lithium battery cell cover plate with explosion-proof membrane and its manufacturing method.
     Application number: 01109136.3             Date: 9 March 2001
6. A type of lithium battery rectangular Aluminum Cover of explosion-proof structure.
     Application number: 01270095.9             Date: 2 November 2001
7. Patent certificate received for a type of lithium battery aluminum cover with explosion-proof membrane.
     Patent number: ZL01274686.x                Date: 27 December 2001
8.   A type of Li-ion battery steel cover with explosion-proof membrane.
     Application number: 01277643.2             Date: 31 December 2001

Assignor: Jilin Huaruan Technology Company Limited by Shares

Assignee: Shenzhen BAK Battery Co., Ltd.

Venue: Changchun

Date: 18 October 2003

Whereas:
- The Assignee has understood the above-listed patent right and patent application rights and intends to obtain the above-listed 8 patent right and patent application rights.
- The Assignor agrees to assign the above-listed patent right and patent application rights to the Assignee.
- Both Parties have reached the following agreements.

Article 1. Documents to be provided by the Assignor to the Assignee
Those include all patent application documents submitted by the Assignor to the PRC Patent Bureau, all documents issued by the PRC Patent Bureau to the Assignor, documents issued by the PRC Patent Bureau to verify the validity of the patent right (refers to the latest payment certificate of annual fee for the patent right) etc.

Article 2. Time, place and method of delivery of the documents
After this Agreement becomes effective, the Assignor shall deliver all the documents stated in Article 1 to the Assignee within 7 days after the Assignor has received the assignment fee from the Assignee.

Article 3 Assignment fee and payment method
In accordance with the asset evaluation conducted by the Assignor of the above-listed 8 patent right and patent application rights, both Parties agree that the assignment fee shall be RMB 32 million yuan. The Assignee shall remit the assignment fee in full to the bank account of the Assignor within 30 days after this Agreement becomes effective.

Article 4. Transitional Period
The Assignee shall make the payment to maintain the validity of the above-listed patent right and patent application rights after the effectiveness of this Agreement.

Article 5. Taxation
In accordance with the relevant tax law of PRC, all tax involved in the assignment under this Agreement shall be born by the Assignor.

Article 6. Breach of contract and remedy
The breaching Party shall pay a compensation of RMB 100,000 yuan in case of breach of contract by either Party.

Article 7. Dispute Settlement
Any dispute arising from the performance of this Agreement shall be settled by Both Parties through friendly consultation.

Article 8. Effectiveness
This Agreement shall be binding upon both Parties once it is signed by Both Parties. This Agreement shall become legally effective once the Alteration Form for Registration Items submitted by both Parties have been registered in and publicized by the PRC Patent Bureau.


Assignor: Jilin Huaruan Technology Company Limited by Shares

Assignee: Shenzhen BAK Battery Co., Ltd.


                                Asset Evaluation

--------------------------------------- ------------------------------ ------------------------
         Intangible Assets                Evaluation Price              Assignment Price Agreed
                                         (RMB Ten Thousand)                (RMB Ten Thousand)
--------------------------------------- ------------------------------ ------------------------
Li-ion polymer battery technologies                    2479                                2460
--------------------------------------- ------------------------------ ------------------------
Li-ion battery spraying material                      247.9                                 200
and its manufacturing methods

--------------------------------------- ------------------------------ ------------------------
Lithium battery cell cover plate                     109.08                                 100
technologies
--------------------------------------- ------------------------------ ------------------------
Battery steel cover                                  114.03                                 110
--------------------------------------- ------------------------------ ------------------------
Li-ion cell cover                                     99.16                                  90
--------------------------------------- ------------------------------ ------------------------
Battery Aluminum cover with                          123.95                                 100
explosion-proof membrane

--------------------------------------- ------------------------------ ------------------------
Manufacturing method for Lithium                     123.95                                 100
battery rectangular cover of
explosion-proof structure
--------------------------------------- ------------------------------ ------------------------
Manufacturing method for                              49.58                                  40
rectangular shell of lithium battery
cell
--------------------------------------- ------------------------------ ------------------------
         Total                                      3346.65                                3200
--------------------------------------- ------------------------------ ------------------------